Exhibit (16)

Powers of Attorney for Messrs. Armstrong, Bernikow, Burt, Feldberg,
Garil and Sotorp and Ms. Higgins

POWER OF ATTORNEY

I, Richard Q. Armstrong, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard Q. Armstrong
Richard Q. Armstrong
Director

May 9, 2007

POWER OF ATTORNEY

I, Alan S. Bernikow, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Alan S. Bernikow
Alan S. Bernikow
Director

May 9, 2007

POWER OF ATTORNEY

I, Richard R. Burt, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Richard R. Burt
Richard R. Burt
Director

May 9, 2007

POWER OF ATTORNEY

I, Meyer Feldberg, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Meyer Feldberg
Meyer Feldberg
Director

May 9, 2007

POWER OF ATTORNEY

I, Bernard H. Garil, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Bernard H. Garil
Bernard H. Garil
Director

May 9, 2007

POWER OF ATTORNEY

I, Heather R. Higgins, as Director of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each, a “Corporation”), hereby constitute and appoint Mark F. Kemper, Joseph Allessie, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

/s/ Heather R. Higgins
Heather R. Higgins
Director

May 9, 2007

POWER OF ATTORNEY

I, Kai R. Sotorp, as President of UBS Cashfund Inc., UBS Master Series, Inc., UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a “Corporation”), hereby constitute and appoint Joseph Allessie, Mark F. Kemper, Keith A. Weller, Eric Sanders, Jack W. Murphy, Stephen H. Bier, Elise M. Dolan, Stephen T. Cohen and Lisa R. Price, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of each Corporation, all registration statements of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) or supplements thereto, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

Signature	Title	Date

/s/ Kai R. Sotorp	President	May 9, 2007
Kai R. Sotorp